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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2002

                                PHOTRONICS, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

 Connecticut                        0-15451                     06-0854886
 -----------                        -------                     ----------
(State or other                   (Commission                 (IRS Employer
  jurisdiction                    File Number)             Identification No.)
 of Incorporation)


                1061 East Indiantown Road, Jupiter, FL           33477
                ---------------------------------------          ------
                (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:   (561) 745-1222
                                                      --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5. Other Events

         On March 11, 2002, the Company issued a press release announcing that Dan Del Rosario has been named Chief Executive Officer of the Company replacing Constantine S. Macricostas, Chairman of the Company, who temporarily served in that position. Mr. Macricostas continues as Chairman of the Company. In addition, Paul Fego has been elected the President of the Company and continues as the Chief Operating Officer. Sean Smith, Vice President & Controller, has been named Chief Financial Officer, replacing Robert J. Bollo. Finally, J. Gregory Hickey, currently the Treasurer, has been elected a Vice President. A copy of the press release is attached to this Form 8-K.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

         99.      Press Release dated March 11, 2002.


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      PHOTRONICS, INC.


                                                      /s/ James A. Eder
March 11, 2002                                    By: James A. Eder
                                                      Title: Vice President
                                                             & General Counsel


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